Exhibit 99

Chemed Reports Fourth-Quarter 2013 Results

CINCINNATI--(BUSINESS WIRE)--February 17, 2014--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2013, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue decreased 5.4% to $349 million
  GAAP Diluted EPS, including litigation, decreased 8.6% to $1.28
  Adjusted Diluted EPS decreased 7.6% to $1.45

VITAS segment operating results:

  Net Patient Revenue of $256 million, a decrease of 6.1%
  Average Daily Census (ADC) of 14,185, a decrease of 1.9%
  Admissions of 15,445, a decrease of 3.5%
  Net Income, including litigation costs, of $20.9 million, a decrease of 14.9%
  Adjusted EBITDA of $38.6 million, a decrease of 12.2%
  Adjusted EBITDA margin of 15.1%, a decrease of 105 basis points

Roto-Rooter segment operating results:

  Revenue of $92.4 million, a decrease of 3.4%
  Unit-for-unit job count of 153,357, a decrease of 4.8%
  Net Income, including litigation, of $10.0 million, an increase of 9.1%
  Adjusted EBITDA of $18.4 million, an increase of 7.8%
  Adjusted EBITDA margin of 20.0%, an increase of 206 basis points

VITAS

Net revenue for VITAS was $256 million in the fourth quarter of 2013, which is a decline of 6.1% when compared to the prior-year period. This revenue decline is a combination of several factors. Medicare reimbursement rates, including sequestration, decreased approximately 0.6%, ADC declined 1.9%, a mix shift away from high acuity care reduced revenue 2.3% and a $3.0 million increase in Medicare Cap billing adjustment which equated to 1.1% of additional revenue decline.

In the fourth quarter of 2013, VITAS recorded a Medicare Cap billing adjustment of $3.8 million related to two provider numbers.

Of VITAS’ 37 unique Medicare provider numbers, 33 provider numbers have a Medicare Cap cushion of 10% or greater during the most recent twelve month period; one provider number has a Medicare Cap cushion between 5% to 10%; and two provider numbers have a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $267 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $199.28, which is 3.2% below the prior-year period. The average revenue includes the 2.0% reduction in Medicare hospice reimbursement effective April 1, 2013. Routine home care reimbursement and high acuity care averaged $163.13 and $691.91, respectively, per patient per day in the fourth quarter of 2013. During the quarter, high acuity days of care were 6.8% of total days of care, 81 basis points below the prior-year quarter.

The fourth quarter of 2013 gross margin, excluding the impact of Medicare Cap, was 24.1%, which is a 60 basis point improvement when compared to the fourth quarter of 2012.

Selling, general and administrative expense was $20.9 million in the fourth quarter of 2013, which is an increase of 4.1% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $42.4 million in the quarter, a decrease of 5.4% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 16.3% in the quarter which is essentially equal to the prior-year quarter.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $92.4 million for the fourth quarter of 2013, a decrease of 3.4% over the prior-year quarter.

Total unit-for-unit job count decreased 4.8% in the fourth quarter of 2013 when compared to the prior-year period. This consisted of residential drain cleaning job count decreasing 10.4% and residential plumbing job count declining 0.7%, when compared to the fourth quarter of 2012. Residential jobs represented 68% of total job count in the quarter. Commercial drain cleaning decreased 1.4% and commercial plumbing/excavation job count increased 7.8% when compared to the prior-year quarter.

Roto-Rooter’s gross margin in the quarter was 47.3%, a 223 basis point increase when compared to the fourth quarter of 2012. Adjusted EBITDA in the fourth quarter of 2013 totaled $18.4 million, an increase of 7.8%, and the Adjusted EBITDA margin was 20.0% in the quarter, an increase of 206 basis points. The increase in margin is primarily the result of reductions in healthcare claims, supervisory wages and overtime premium.

Chemed Consolidated

As of December 31, 2013, Chemed had total cash and cash equivalents of $84 million and debt of $184 million. This debt is net of the discount taken as a result of convertible debt accounting requirements. Excluding this discount, aggregate debt is $187 million and is due in May 2014.

In January 2013 Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 125 basis points. At December 31, 2013, the Company had approximately $315 million of undrawn borrowing capacity under this credit agreement after deducting $35 million for letters of credit issued to secure the Company’s workers’ compensation insurance.

Capital expenditures through December 31, 2013, aggregated $29.3 million and compares to depreciation and amortization during the same period of $32.4 million.

During the quarter, the Company repurchased $3.3 million of Chemed stock. This equates to 42,889 of Chemed shares repurchased at an average cost of $76.95. Chemed currently has $21.8 million of authorization remaining under this share repurchase plan.

Guidance for 2014

Effective October 1, 2012, Medicare increased the average hospice reimbursement rates by approximately 0.9%. Effective April 1, 2013, Medicare reduced hospice reimbursement rates 2.0%. As a result, effective April 1, 2013, this 0.9% increase was reduced to a 1.1% decline in Medicare rates when compared to the prior year. Effective October 1, 2013, Medicare increased the average hospice rate approximately 1.4%.

VITAS estimates its full-year 2014 revenue growth will continue to be constrained in the first half of 2014. This is a result of the first quarter of 2013 having Medicare rates 2% higher than the subsequent quarters. In addition, VITAS anticipates continued mix shift from high acuity care to routine home care will impact revenue comparisons for the first half of 2014.

Full-year 2014 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 1% to 3%. Admissions in 2014 are estimated to increase 3% to 4% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.5% to 15.0%. Medicare Cap is estimated to be $5.6 million in 2014. Revenue, Adjusted EBITDA and admissions growth is anticipated to begin in the second quarter of 2014, with the majority of this growth weighted to the second half of 2014.

Roto-Rooter is forecasted to achieve full-year 2014 revenue growth of 3% to 4%. This revenue estimate is based upon increased job pricing of approximately 2.0% and job count essentially equal to the prior year. Adjusted EBITDA margin for 2014 is estimated in the range of 19.0% to 20.0%.

Management estimates that full-year 2014 earnings per diluted share, excluding non-cash expense for stock options, the non-cash interest expense related to the accounting for convertible debt, litigation and other discrete items, will be in the range of $5.90 to $6.10. This compares to Chemed’s 2013 reported adjusted earnings per diluted share of $5.62.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Tuesday, February 18, 2014, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (866) 318-8617 for U.S. and Canadian participants and (617) 399-5136 for international participants. The participant passcode is 78679009. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 19056885. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 14,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2013	2012	2013	2012
Service revenues and sales	$348,604	$368,577	$1,413,329	$1,430,043
Cost of services provided and goods sold	245,958	261,898	1,008,808	1,033,321
Selling, general and administrative expenses (aa)	54,981	52,764	212,518	208,656
Depreciation	7,033	6,831	27,698	26,009
Amortization	1,192	1,137	4,690	4,512
Other operating expenses (bb)	-	-	26,221	1,126
Total costs and expenses	309,164	322,630	1,279,935	1,273,624
Income from operations	39,440	45,947	133,394	156,419
Interest expense	(3,744)	(3,691)	(15,035)	(14,723)
Other income--net (cc)	2,158	1,158	5,470	4,123
Income before income taxes	37,854	43,414	123,829	145,819
Income taxes	(14,945)	(16,674)	(46,602)	(56,515)
Net income	$22,909	$26,740	$77,227	$89,304

Earnings Per Share
Net income	$1.31	$1.44	$4.24	$4.72
Average number of shares outstanding	17,492	18,628	18,199	18,924

Diluted Earnings Per Share
Net income	$1.28	$1.40	$4.16	$4.62
Average number of shares outstanding	17,899	19,053	18,585	19,339

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

		For the Three Months Ended		For the Years Ended
		December 31,		December 31,
		2013	2012	2013	2012
	SG&A expenses before long-term incentive compensation and the impact of market value gains related to deferred compensation trusts	$52,205	$51,666	$206,235	$204,797
	Market value gains related to deferred compensation trusts	2,636	738	4,982	3,499
	Long-term incentive compensation	140	360	1,301	360
	Total SG&A expenses	$54,981	$52,764	$212,518	$208,656

(bb)	Other operating expenses comprise:
				For the Years Ended December 31,
				2013	2012
	Litigations settlements of Roto-Rooter segment			$15,721	$-
	Litigation settlement of VITAS segment			10,500	-
	Severance and other operating expenses related to closing Roto-Rooter's HVAC business			-	1,126
	Total other operating expenses			$26,221	$1,126

(cc )	Other income--net comprises (in thousands):
		For the Three Months Ended		For the Years Ended
		December 31,		December 31,
		2013	2012	2013	2012
	Market value gains related to deferred compensation trusts	$2,636	$738	$4,982	$3,499
	Interest income	(318)	408	847	809
	Loss on disposal of property and equipment	(140)	(119)	(320)	(347)
	Other	(20)	131	(39)	162
	Total other income--net	$2,158	$1,158	$5,470	$4,123

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	December 31,
	2013	2012
Assets
Current assets
Cash and cash equivalents	$84,418	$69,531
Accounts receivable less allowances	91,770	93,333
Inventories	6,703	7,058
Current deferred income taxes	20,257	13,659
Prepaid income taxes	3,690	2,643
Prepaid expenses	17,818	11,447
Total current assets	224,656	197,671
Investments of deferred compensation plans held in trust	42,465	36,089
Properties and equipment, at cost less accumulated depreciation	92,955	91,934
Identifiable intangible assets less accumulated amortization	56,556	57,177
Goodwill	466,871	465,832
Other assets	10,198	10,923
Total Assets	$893,701	$859,626

Liabilities
Current liabilities
Accounts payable	$41,758	$48,472
Current portion of long-term debt	183,564	-
Income taxes	111	4,938
Accrued insurance	41,859	40,654
Accrued compensation	48,323	45,457
Accrued legal	23,210	1,161
Other current liabilities	25,161	16,140
Total current liabilities	363,986	156,822
Deferred income taxes	27,301	27,662
Long-term debt	-	174,890
Deferred compensation liabilities	42,348	35,599
Other liabilities	11,176	11,362
Total Liabilities	444,811	406,335

Stockholders' Equity
Capital stock	32,245	31,589
Paid-in capital	481,011	437,364
Retained earnings	686,114	623,035
Treasury stock, at cost	(752,634)	(640,732)
Deferred compensation payable in Company stock	2,154	2,035
Total Stockholders' Equity	448,890	453,291
Total Liabilities and Stockholders' Equity	$893,701	$859,626

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2013	2012
Cash Flows from Operating Activities
Net income	$77,227	$89,304
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,388	30,521
Provision for uncollectible accounts receivable	10,907	9,111
Amortization of discount on convertible notes	8,674	8,106
Provision for deferred income taxes	(6,988)	(3,151)
Stock option expense	6,042	8,130
Amortization of debt issuance costs	1,751	1,265
Noncash long-term incentive compensation	1,301	360
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(9,009)	(24,421)
Decrease in inventories	355	1,610
Increase in prepaid expenses	(6,317)	(38)
Increase in accounts payable and other current liabilities	40,340	4,954
Increase/(decrease) in income taxes	(2,461)	6,020
Increase in other assets	(6,507)	(5,203)
Increase in other liabilities	6,713	8,329
Excess tax benefit on stock-based compensation	(3,982)	(3,435)
Other sources	413	306
Net cash provided by operating activities	150,847	131,768
Cash Flows from Investing Activities
Capital expenditures	(29,324)	(35,252)
Business combinations, net of cash acquired	(2,257)	(5,900)
Other uses	235	468
Net cash used by investing activities	(31,346)	(40,684)
Cash Flows from Financing Activities
Purchases of treasury stock	(92,911)	(60,624)
Proceeds from exercise of stock options	17,122	12,310
Dividends paid	(14,148)	(13,026)
Increase/(decrease) in cash overdrafts payable	(11,415)	1,924
Capital stock surrendered to pay taxes on stock-based compensation	(5,348)	(4,098)
Excess tax benefit on stock-based compensation	3,982	3,435
Debt issuances costs	(1,108)	-
Other sources/(uses)	(788)	445
Net cash used by financing activities	(104,614)	(59,634)
Increase in Cash and Cash Equivalents	14,887	31,450
Cash and cash equivalents at beginning of year	69,531	38,081
Cash and cash equivalents at end of period	$84,418	$69,531

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Service revenues and sales	$256,218	$92,386	$-	$348,604
Cost of services provided and goods sold	197,265	48,693	-	245,958
Selling, general and administrative expenses (a)	20,948	25,691	8,342	54,981
Depreciation	4,569	2,329	135	7,033
Amortization	538	153	501	1,192
Total costs and expenses	223,320	76,866	8,978	309,164
Income/(loss) from operations	32,898	15,520	(8,978)	39,440
Interest expense (a)	(37)	(83)	(3,624)	(3,744)
Intercompany interest income/(expense)	1,347	613	(1,960)	-
Other income/(expense)—net	(441)	(45)	2,644	2,158
Income/(loss) before income taxes	33,767	16,005	(11,918)	37,854
Income taxes (a)	(12,859)	(5,980)	3,894	(14,945)
Net income/(loss)	$20,908	$10,025	$(8,024)	$22,909

2012
Service revenues and sales	$272,987	$95,590	$-	$368,577
Cost of services provided and goods sold	209,388	52,510	-	261,898
Selling, general and administrative expenses (a)	20,127	26,491	6,146	52,764
Depreciation	4,567	2,132	132	6,831
Amortization	489	161	487	1,137
Total costs and expenses	234,571	81,294	6,765	322,630
Income/(loss) from operations	38,416	14,296	(6,765)	45,947
Interest expense (a)	(46)	(69)	(3,576)	(3,691)
Intercompany interest income/(expense)	819	395	(1,214)	-
Other income/(expense)—net	399	(3)	762	1,158
Income/(loss) before income taxes	39,588	14,619	(10,793)	43,414
Income taxes (a)	(15,011)	(5,429)	3,766	(16,674)
Net income/(loss)	$24,577	$9,190	$(7,027)	$26,740

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Service revenues and sales	$1,045,113	$368,216	$-	$1,413,329
Cost of services provided and goods sold	813,600	195,208	-	1,008,808
Selling, general and administrative expenses (a)	82,252	102,592	27,674	212,518
Depreciation	18,149	9,014	535	27,698
Amortization	2,102	607	1,981	4,690
Other operating expenses (a)	10,500	15,721	-	26,221
Total costs and expenses	926,603	323,142	30,190	1,279,935
Income/(loss) from operations	118,510	45,074	(30,190)	133,394
Interest expense (a)	(182)	(322)	(14,531)	(15,035)
Intercompany interest income/(expense)	4,288	2,055	(6,343)	-
Other income/(expense)—net	438	(4)	5,036	5,470
Income/(loss) before income taxes	123,054	46,803	(46,028)	123,829
Income taxes (a)	(46,910)	(17,560)	17,868	(46,602)
Net income/(loss)	$76,144	$29,243	$(28,160)	$77,227

2012
Service revenues and sales	$1,067,037	$363,006	$-	$1,430,043
Cost of services provided and goods sold	831,321	202,000	-	1,033,321
Selling, general and administrative expenses (a)	80,494	102,366	25,796	208,656
Depreciation	17,087	8,397	525	26,009
Amortization	1,956	632	1,924	4,512
Other operating expenses (a)	-	1,126	-	1,126
Total costs and expenses	930,858	314,521	28,245	1,273,624
Income/(loss) from operations	136,179	48,485	(28,245)	156,419
Interest expense (a)	(233)	(433)	(14,057)	(14,723)
Intercompany interest income/(expense)	3,180	1,617	(4,797)	-
Other income—net	543	6	3,574	4,123
Income/(loss) before income taxes	139,669	49,675	(43,525)	145,819
Income taxes (a)	(53,092)	(18,770)	15,347	(56,515)
Net income/(loss)	$86,577	$30,905	$(28,178)	$89,304

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Net income/(loss)	$20,908	$10,025	$(8,024)	$22,909
Add/(deduct):
Interest expense	37	83	3,624	3,744
Income taxes	12,859	5,980	(3,894)	14,945
Depreciation	4,569	2,329	135	7,033
Amortization	538	153	501	1,192
EBITDA	38,911	18,570	(7,658)	49,823
Add/(deduct):
Intercompany interest expense/(income)	(1,347)	(613)	1,960	-
Interest income	300	26	(8)	318
Expenses related to OIG investigation	705	-	-	705
Acquisition expenses	20	-	-	20
Expenses related to litigation settlements	-	274	-	274
Advertising cost adjustment (c)	-	177	-	177
Stock option expense	-	-	1,310	1,310
Long-term incentive compensation	-	-	140	140
Expenses related to securities litigation	-	-	105	105
Adjusted EBITDA	$38,589	$18,434	$(4,151)	$52,872

2012
Net income/(loss)	$24,577	$9,190	$(7,027)	$26,740
Add/(deduct):
Interest expense	46	69	3,576	3,691
Income taxes	15,011	5,429	(3,766)	16,674
Depreciation	4,567	2,132	132	6,831
Amortization	489	161	487	1,137
EBITDA	44,690	16,981	(6,598)	55,073
Add/(deduct):
Intercompany interest expense/(income)	(819)	(395)	1,214	-
Interest income	(375)	(9)	(24)	(408)
Expenses related to OIG investigation	463	-	-	463
Acquisition expenses	13	53	-	66
Expenses related to litigation settlements	-	173	-	173
Advertising cost adjustment (c)	-	297	-	297
Stock option expense	-	-	1,421	1,421
Long-term incentive compensation	-	-	360	360
Expenses related to securities litigation	-	-	477	477
Adjusted EBITDA	$43,972	$17,100	$(3,150)	$57,922

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Net income/(loss)	$76,144	$29,243	$(28,160)	$77,227
Add/(deduct):
Interest expense	182	322	14,531	15,035
Income taxes	46,910	17,560	(17,868)	46,602
Depreciation	18,149	9,014	535	27,698
Amortization	2,102	607	1,981	4,690
EBITDA	143,487	56,746	(28,981)	171,252
Add/(deduct):
Intercompany interest expense/(income)	(4,288)	(2,055)	6,343	-
Interest income	(750)	(41)	(56)	(847)
Expenses related to OIG investigation	2,149	-	-	2,149
Litigation settlements	10,500	15,721	-	26,221
Expenses related to litigation settlements	-	1,425	-	1,425
Acquisition expenses	58	4	-	62
Advertising cost adjustment (c)	-	(1,166)	-	(1,166)
Expenses of severance arrangement	-	302	-	302
Stock option expense	-	-	6,042	6,042
Long-term incentive compensation	-	-	1,301	1,301
Expenses related to securities litigation	-	-	109	109
Adjusted EBITDA	$151,156	$70,936	$(15,242)	$206,850

2012
Net income/(loss)	$86,577	$30,905	$(28,178)	$89,304
Add/(deduct):
Interest expense	233	433	14,057	14,723
Income taxes	53,092	18,770	(15,347)	56,515
Depreciation	17,087	8,397	525	26,009
Amortization	1,956	632	1,924	4,512
EBITDA	158,945	59,137	(27,019)	191,063
Add/(deduct):
Intercompany interest expense/(income)	(3,180)	(1,617)	4,797	-
Interest income	(703)	(30)	(76)	(809)
Expenses related to OIG investigation	1,212	-	-	1,212
Expenses related to litigation settlements	-	1,016	-	1,016
Acquisition expenses	15	173	-	188
Advertising cost adjustment (c)	-	(1,573)	-	(1,573)
Expenses to shut down HVAC operations	-	1,126	-	1,126
Stock option expense	-	-	8,130	8,130
Long-term incentive compensation	-	-	360	360
Expenses related to securities litigation	-	-	742	742
Adjusted EBITDA	$156,289	$58,232	$(13,066)	$201,455

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net income as reported	$22,909	$26,740	$77,227	$89,304

Add/(deduct) the after-tax:
Non-cash expense of change in accounting for convertible debt	1,402	1,297	5,448	5,041
Stock option expense	820	900	3,813	5,143
Expenses related to OIG investigation	438	287	1,333	752
Expenses related to litigation settlements	166	105	865	617
Long-term incentive compensation	88	228	822	228
Expenses related to securities litigation	66	301	69	469
Acquisition expenses	13	40	38	114
Litigation settlements	-	-	16,061	-
Uncertain tax position adjustments	-	-	(1,782)	-
Loss on extinguishment of debt	-	-	294	-
Expenses of severance arrangements	-	-	184	-
Expenses to shut down HVAC operations	-	-	-	649

Adjusted net income	$25,902	$29,898	$104,372	$102,317

Earnings Per Share As Reported
Net income	$1.31	$1.44	$4.24	$4.72
Average number of shares outstanding	17,492	18,628	18,199	18,924
Diluted Earnings Per Share As Reported
Net income	$1.28	$1.40	$4.16	$4.62
Average number of shares outstanding	17,899	19,053	18,585	19,339

Adjusted Earnings Per Share
Net income	$1.48	$1.61	$5.74	$5.41
Average number of shares outstanding	17,492	18,628	18,199	18,924
Adjusted Diluted Earnings Per Share
Net income	$1.45	$1.57	$5.62	$5.29
Average number of shares outstanding	17,899	19,053	18,585	19,339

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
OPERATING STATISTICS	2013	2012	2013	2012
Net revenue ($000) (d)
Homecare	$198,325	$201,266	$791,735	$778,776
Inpatient	25,788	28,013	104,968	114,494
Continuous care	35,943	44,581	155,409	172,063
Total before Medicare cap allowance	$260,056	$273,860	$1,052,112	$1,065,333
Medicare cap allowance	(3,838)	(873)	(6,999)	1,704
Total	$256,218	$272,987	$1,045,113	$1,067,037
Net revenue as a percent of total before Medicare cap allowance
Homecare	76.3%	73.5%	75.2%	73.1%
Inpatient	9.9	10.2	10.0	10.7
Continuous care	13.8	16.3	14.8	16.2
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	(1.5)	(0.3)	(0.7)	0.2
Total	98.5%	99.7%	99.3%	100.2%
Average daily census ("ADC") (days)
Homecare	10,353	10,352	10,449	10,016
Nursing home	2,862	3,007	2,911	3,025
Routine homecare	13,215	13,359	13,360	13,041
Inpatient	433	451	438	462
Continuous care	537	655	585	637
Total	14,185	14,465	14,383	14,140

Total Admissions	15,445	16,004	62,858	63,777
Total Discharges	15,396	16,120	62,999	63,196
Average length of stay (days)	82.6	80.3	81.6	78.8
Median length of stay (days)	15.0	15.0	15.0	15.0
ADC by major diagnosis
Neurological	38.9%	33.9%	37.7%	34.2%
Cancer	17.2	17.2	17.1	17.5
Cardio	14.3	11.1	13.2	11.3
Respiratory	7.8	6.5	7.6	6.6
Other	21.8	31.3	24.4	30.4
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	21.3%	18.5%	20.7%	19.1%
Cancer	33.8	33.3	33.2	33.3
Cardio	13.4	11.3	13.1	11.1
Respiratory	8.7	8.3	9.2	8.2
Other	22.8	28.6	23.8	28.3
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	53.8%	54.4%	52.6%	52.5%
Inpatient	5.0	10.5	5.5	11.6
Continuous care	16.1	18.3	15.9	19.2
Homecare margin drivers (dollars per patient day)
Labor costs	$53.85	$53.28	$55.17	$55.03
Drug costs	7.54	7.61	7.54	8.09
Home medical equipment	6.38	6.68	6.61	6.83
Medical supplies	2.99	2.78	2.97	2.77
Inpatient margin drivers (dollars per patient day)
Labor costs	$334.50	$330.20	$338.51	$323.09
Continuous care margin drivers (dollars per patient day)
Labor costs	$589.51	$583.46	$591.54	$574.64
Bad debt expense as a percent of revenues	0.9%	0.6%	0.9%	0.8%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	36.5	35.9	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	25.9	25.2	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2013 AND 2012
(unaudited)

(a)	Included in the results of operations 2013 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		For the Three Months Ended December 31, 2013
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(705)	$-	$-	$(705)
	Acquisition expenses	(20)	-	-	(20)
	Expenses related to litigation settlements	-	(274)	-	(274)
	Stock option expense	-	-	(1,310)	(1,310)
	Long-term incentive compensation	-	-	(140)	(140)
	Expenses related to securities litigation	-	-	(105)	(105)
	Interest expense:
	Non-cash expense of change in accounting for convertible debt	-	-	(2,216)	(2,216)
	Pretax impact on earnings	(725)	(274)	(3,771)	(4,770)
	Income tax benefit on the above	274	108	1,395	1,777
	After-tax impact on earnings	$(451)	$(166)	$(2,376)	$(2,993)

		For the Year Ended December 31, 2013
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(2,149)	$-	$-	$(2,149)
	Acquisition expenses	(58)	(4)	-	(62)
	Expenses related to litigation settlements	-	(1,425)	-	(1,425)
	Expense of severance arrangement	-	(302)	-	(302)
	Stock option expense	-	-	(6,042)	(6,042)
	Long-term incentive compensation	-	-	(1,301)	(1,301)
	Expenses related to securities litigation	-	-	(109)	(109)
	Other operating expenses	(10,500)	(15,721)	-	(26,221)
	Interest expense:
	Non-cash expense of change in accounting for convertible debt	-	-	(8,613)	(8,613)
	Loss on extinguishment of debt	-	-	(465)	(465)
	Pretax impact on earnings	(12,707)	(17,452)	(16,530)	(46,689)
	Income tax benefit on the above	4,828	6,850	7,866	19,544
	After-tax impact on earnings	$(7,879)	$(10,602)	$(8,664)	$(27,145)

(b)	Included in the results of operations 2012 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		For the Three Months Ended December 31, 2012
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(463)	$-	$-	$(463)
	Acquisition expenses	(13)	(53)	-	(66)
	Expenses related to litigation settlements	-	(173)	-	(173)
	Stock option expense	-	-	(1,421)	(1,421)
	Expenses related to securities litigation	-	-	(477)	(477)
	Long-term incentive compensation	-	-	(360)	(360)
	Interest expense:
	Non-cash expense of change in accounting for convertible debt	-	-	(2,052)	(2,052)
	Pretax impact on earnings	(476)	(226)	(4,310)	(5,012)
	Income tax benefit on the above	181	89	1,584	1,854
	After-tax impact on earnings	$(295)	$(137)	$(2,726)	$(3,158)

		For the Year Ended December 31, 2012
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,212)	$-	$-	$(1,212)
	Acquisition expenses	(15)	(173)	-	(188)
	Expenses related to litigation settlements	-	(1,016)	-	(1,016)
	Stock option expense	-	-	(8,130)	(8,130)
	Expenses related to securities litigation	-	-	(742)	(742)
	Long-term incentive compensation	-	-	(360)	(360)
	Other operating expenses	-	(1,126)	-	(1,126)
	Interest expense:
	Non-cash expense of change in accounting for convertible debt	-	-	(7,971)	(7,971)
	Pretax impact on earnings	(1,227)	(2,315)	(17,203)	(20,745)
	Income tax benefit on the above	466	944	6,322	7,732
	After-tax impact on earnings	$(761)	$(1,371)	$(10,881)	$(13,013)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2013 and 2012, GAAP advertising expense for Roto-Rooter totaled $6,518,000 and $6,857,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2013 and 2012 would total $6,341,000 and $6,560,000, respectively.

Similarly, for the years ended December 31, 2013 and 2012, GAAP advertising expense for Roto-Rooter totaled $24,092,000 and $23,535,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2013 and 2012 would total $25,258,000 and $25,108,000, respectively.

(d)

VITAS has 9 large (greater than 450 ADC), 15 medium (greater than 200 but less than 450 ADC) and 27 small (less than 200 ADC) hospice programs. For the current Medicare cap year there are two programs with a cap liability and two programs with Medicare cap cushion of less than 10%.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901